EXHIBIT 10.2

                                GUARANTY

      GUARANTY dated August 23, 2000 (the "Guaranty") made by each of the companies listed on Schedule 1 together with any future Subsidiary, if any, of Sierra Health Services, Inc., a Nevada corporation ("Sierra") (as hereinafter defined) that becomes a party to this Guaranty, a "Guarantor" and collectively, "Guarantors") in favor of each of the Agent (as hereinafter defined) and the Banks (as defined in the Credit Agreement referred to below) (collectively the "Bank Parties").

         PRELIMINARY STATEMENTS:

     (1) Bank of America, N.A., as administrative agent for the Banks (in such capacity, the "Agent"), the Banks and Sierra Health Services, Inc., a Nevada corporation ("Borrower") have entered into a Credit Agreement dated as of October 30, 1998, as amended (said Agreement, as it may hereafter be amended or otherwise modified from time to time, being the "Credit Agreement"; capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Credit Agreement), pursuant to which Banks have, among other things, and subject to the terms and conditions set forth in the Credit Agreement, agreed to make available to the Borrower certain Loans and Letters of Credit.

     (2) Pursuant to that certain Waiver and Fourth Amendment to the Credit Agreement dated as of August 14, 2000 ("Fourth Amendment"), Sierra agreed that each Guarantor shall execute and deliver this Guaranty.

     (3) The Guarantors have duly authorized the execution, delivery and performance of this Guaranty.

     (4) Each Guarantor hereby confirms that it will derive direct and indirect benefit from the transactions contemplated by the Credit Agreement, and that Banks' continued financing of Borrower is in each Guarantor's best interest.

     NOW, THEREFORE, in consideration of the premises and in order to induce the Bank Parties to execute the Fourth Amendment, each Guarantor hereby agrees, for the benefit of the Bank Parties, as follows:

2.                Section   Guaranty: Limitation of Liability.
                            ---------------------------------


     a. Each Guarantor hereby absolutely, unconditionally and irrevocably, as primary obligor and not merely as surety, guarantees the full and punctual payment when due, whether at stated maturity, by acceleration or otherwise, and at all times thereafter, of all obligations (monetary or otherwise) of the Borrower to each of the Bank Parties, howsoever created, arising or evidenced, whether direct or indirect, absolute or contingent, now or hereafter existing, or due or to become due, which arise out of or in connection with the Credit Agreement, any Letter of Credit, any other Loan Document, or any Swap Contract entered into with a Bank and permitted under the Credit Agreement, in each case as the same may be amended, modified, extended or renewed from time to time (all such Obligations being herein collectively called the "Guaranteed Obligations"). Without limiting the generality of the foregoing, each Guarantor's liability shall extend to all amounts that constitute part of the Guaranteed Obligations and would be owed by the Borrower to the Agent or any other Bank Party under the Loan Documents but for the fact that they are unenforceable or not allowable due to the existence of a bankruptcy, reorganization or similar proceeding involving the Borrower. Notwithstanding the foregoing, it has been agreed that CII Financial, Inc. shall not be required to make any payment under this Guaranty unless and until it shall have received a written demand for such payment from the Agent.

     b. This Guaranty constitutes a guaranty by each Guarantor of payment when due and not of collection, and each Guarantor specifically agrees that it shall not be necessary or required that the Agent or any Bank exercise any right, assert any claim or demand or enforce any remedy whatsoever against the Borrower (or any other Person) before or as a condition to the obligations of such Guarantor hereunder.

     c. Any term or provision of this Guaranty or any other Loan Document to the contrary notwithstanding, the aggregate maximum amount of the Guaranteed Obligations for which each Guarantor shall be liable shall not exceed the maximum amount for which such Guarantor can


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     be liable without  rendering this Guaranty or any other Loan Document as it relates to such Guarantor, voidable under applicable law relating to fraudulent conveyance or fraudulent transfer.

     3. Section Guaranty Absolute. Each Guarantor guarantees that the Guaranteed Obligations will be paid strictly in accordance with the terms of the Loan Documents, regardless of any law, regulation or order now or hereafter in effect in any jurisdiction affecting any of such terms or the rights of the Agent or any other Bank Party with respect thereto. The Obligations of each Guarantor under this Guaranty are independent of the Guaranteed Obligations or any other Obligations of any other Person under the Loan Documents, and a separate action or actions may be brought and prosecuted against any Guarantor to enforce this Guaranty, irrespective of whether any action is brought against the Borrower or any other Person or whether the Borrower or any other Person is joined in any such action or actions. The creation or existence from time to time of additional Guaranteed Obligations to the Agent or the other Bank Parties or any of them is authorized, without notice to any Guarantor, and shall in no way impair the rights of the Agent or the other Bank Parties or the obligations of any Guarantor under this Guaranty, including the Guaranty hereunder of such additional Guaranteed Obligations. The liability of each Guarantor under this Guaranty shall be irrevocable, absolute and unconditional irrespective of, and each Guarantor hereby irrevocably waives any defenses it may now or hereafter have in any way relating to, any or all of the following:

     a. any lack of validity, legality or enforceability of the Credit Agreement or any Loan Document;

     b. the failure of the Agent or any Bank

     (i) to assert any claim or demand or to enforce any right or remedy against the Borrower or any other Person (including any other guarantor) under the provisions of the Credit Agreement, any other Loan Document or otherwise, or

     (ii) to exercise any right or remedy against any other guarantor of, or collateral securing, any Guaranteed Obligations;

     c. any change in the time, manner or place of payment of, or in any other term of, all or any of the Guaranteed Obligations, or any other extension, compromise or renewal of any Guaranteed Obligation;

     d. any reduction, limitation, impairment or termination of any Guaranteed Obligations for any reason, including any claim of waiver, release, surrender, alteration or compromise, and shall not be subject to (and such Guarantor hereby waives any right to or claim of) any defense or setoff, counterclaim, recoupment or termination whatsoever by reason of the invalidity, illegality, nongenuineness, irregularity, compromise, unenforceability of, or any other event or occurrence affecting, any Guaranteed Obligations;

     e. any amendment to, rescission, waiver, or other modification of, or any consent to departure from, any of the terms of the Credit Agreement or any other Loan Document;

     f. (i) any addition, exchange, release, surrender or non-perfection of any collateral or (ii) any amendment to or waiver or release or addition of, or consent to departure from, any other guaranty held by the Agent or any Bank, securing or supporting any of the Guaranteed Obligations;

     g. any other circumstance which might otherwise constitute a defense available to, or a legal or equitable discharge of, any Guarantor, the Borrower, any surety or any other guarantor; or

     h. any failure of any Bank Party to disclose to the Borrower or each Guarantor any information relating to the financial condition, operations, properties or prospects of any other Person now or in the future known to any Bank Party (each Guarantor acknowledges that the Bank Parties have no duty to disclose such information).

     This Guaranty shall continue to be effective or be reinstated, as the case may be, if at any time any payment (in whole or in part) of any of the Guaranteed Obligations is rescinded or must otherwise be returned by any Bank Party or any other Person upon the insolvency, bankruptcy or reorganization of the Borrower, all as though such payment had not been made.

4.                Section   Waivers and Acknowledgments.
                            ---------------------------

     a. Each Guarantor hereby waives promptness, diligence, notice of acceptance and any other notice with respect to any of the Guaranteed Obligations and this Guaranty and any requirement that the Agent or any other Bank Party protect, secure, perfect or insure any security interest or Lien, or any property subject thereto, or exhaust any right or take any action against the Borrower or any other Person (including any Guarantor) or entity or any collateral securing any Guaranteed Obligations.

     b. Each Guarantor hereby irrevocably waives any right to revoke this Guaranty, and acknowledges that this Guaranty is continuing in nature and applies to all Guaranteed Obligations, whether existing now or in the future (it being understood and agreed that if, notwithstanding the foregoing, any such revocation shall occur or be attempted, such revocation shall not in any event reduce or otherwise affect any Guarantor's liability with respect to Guaranteed Obligations arising prior to receipt by the Bank Parties of written notice of such revocation or attempted revocation).

     c. Each Guarantor hereby waives: (i) any rights to assert against Banks any defense (legal or equitable), set-off, counterclaim, or claim which such Guarantor may now or at any time hereafter have against Borrower or any other party liable to Banks; (ii) any defense, set-off, counterclaim, or claim, of any kind or nature, arising directly or indirectly from the present or future lack of perfection, sufficiency, validity, or enforceability of the Guaranteed Obligations or any security therefor; (iii) any defense arising by reason of any claim or defense based upon an election of remedies by Banks; (iv) the benefit of any statute of limitations affecting such Guarantor's liability hereunder or the enforcement thereof, and any act which shall defer or delay the operation of any statute of limitations applicable to the Guaranteed Obligations shall similarly operate to


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     defer or delay the operation of such statute of  limitations  applicable to such Guarantor's liability hereunder; and (v) to the fullest extent permitted by law, any defense or benefit that may be derived from or afforded by law which limits the liability of or exonerates guaranties or sureties or requires Banks to exhaust remedies against the Borrower prior to commencing any action or
foreclosure  against  such  Guarantor  or  its  properties  including,   without
limitation, the benefits of Sections 2787 through 2855, inclusive, and Sections 2899 and 3433 of the California Civil Code and any successor provisions to such Sections.

     d. Each Guarantor agrees that if all or a portion of the Obligations or this Guaranty is at any time secured by a deed of trust or mortgage covering interests in real property, Banks, in their sole discretion, without notice or demand and without affecting the liability of such Guarantor under this Guaranty, may foreclose pursuant to the terms of the Credit Agreement or otherwise the deed of trust or mortgage and the interests in real property secured thereby by non-judicial sale pursuant to the terms thereof. Each Guarantor understands that the exercise by the Banks of certain rights and remedies contained in the Credit Agreement and any such deed of trust or mortgage may affect or eliminate such Guarantor's right of subrogation against Borrower and that such Guarantor may therefore incur a partially or totally non-reimbursable liability hereunder. Nevertheless, each Guarantor hereby authorizes and empowers the Banks to exercise, in their sole discretion, any rights and remedies, or any combination thereof, which may then be available, since it is the intent and purpose of such Guarantor that the obligations hereunder shall be absolute, independent and unconditional under any and all circumstances. Notwithstanding any foreclosure of the lien of any deed of trust or security agreement with respect to any or all of any real or personal property secured thereby, whether by the exercise of the power of sale contained therein, by an action for judicial foreclosure or by an acceptance of a deed in lieu of foreclosure, each Guarantor shall remain bound under this Guaranty including its obligation to pay any deficiency following a non-judicial foreclosure.

     e. Each Guarantor acknowledges that it will receive direct and indirect benefits from the financing arrangements contemplated by the Loan Documents and that the waivers set forth in this Section 3 are knowingly made in contemplation of such benefits.

     5. Section Subrogation. Each Guarantor agrees that it will not exercise any rights that it may now or hereafter acquire against the Borrower or any other Person that arise from the existence, payment, performance or enforcement of such Guarantor's Obligations under this Guaranty or any other Loan Document, including, without limitation, any right of subrogation, reimbursement, exoneration, contribution or indemnification and any right to participate in any claim or remedy of the Agent or any other Bank Party against the Borrower or any other Person or any collateral which the Agent or any other Bank Party now has or hereafter acquires, whether or not such claim, remedy or right arises in equity or under contract, statute or common law, including, without limitation, the right to take or receive from the Borrower or any Person, directly or indirectly, in cash or other property or by set-off or in any other manner, payment or security on account of such claim, remedy or right, unless and until all of the Guaranteed Obligations and all other amounts payable under this Guaranty shall have been paid in full in cash and the Commitment shall have expired or terminated. If any amount shall be paid to any Guarantor in violation of the preceding sentence at any time prior to the later of (i) the payment in full in cash of the Guaranteed Obligations and all other amounts payable under this Guaranty and (ii) the Revolving Termination Date, such amount shall be held in trust for the benefit of the Agent and the other Bank Parties and shall forthwith be paid to the Agent to be credited and applied to the Guaranteed Obligations and any other amounts payable under this Guaranty whether matured or unmatured, in accordance with the terms of the Loan Documents, or to be held as collateral for any Guaranteed Obligations or other amounts payable under this Guaranty thereafter arising. If (i) each Guarantor shall make payment to the Agent or any other Bank Party of all or any part of the Guaranteed Obligations,
(ii) all of the Guaranteed Obligations and all other amounts payable under this Guaranty shall be paid in full in cash and (iii) the Revolving Termination Date shall have occurred, the Agent and the other Bank Parties shall, at each Guarantor's request and expense, execute and deliver to each Guarantor appropriate documents, without recourse and without representation or warranty, necessary to evidence the transfer by subrogation to each Guarantor of an interest in the Guaranteed Obligations resulting from such payment by each Guarantor.

6.                Section   Payments Free and Clear of Taxes, Etc.
                            --------------------------------------

     a. Any and all payments made by any Guarantor hereunder shall be made, in accordance with Section 4.01 of the Credit Agreement, free and clear of and without deduction for any and all present or future Taxes. In addition, each Guarantor agrees to pay any present or future Other Taxes. If any Guarantor shall be required by law to deduct any Taxes from or in respect to any sum payable hereunder to the Agent or any other Bank Party, (i) the sum payable shall be increased as may be necessary so that after making all required deductions (including deductions applicable to additional sums payable under this Section) the Agent or such other Bank Party (as the case may be) receives an amount equal to the sum it would have received had no such deductions been made, (ii) such Guarantor shall make such deductions, (iii) such Guarantor shall pay the full amount deducted to the relevant taxation authority or other authority in accordance with applicable law, and (iv) such Guarantor shall also pay to each Bank Party or the Agent for the account of such Bank Party, at the time interest is paid, Further Taxes in the amount that the respective Bank Party specifies as necessary to preserve the after-tax yield the Bank Party would have received if such Taxes, Other Taxes or Further Taxes had not been imposed;

     provided, that the foregoing obligation of any Guarantor to pay such additional amounts shall not apply

     (A) to any payment to any Bank Party that is subject to deduction for or withholding for taxes pursuant to the Code, unless, as of the Closing Date


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     or the date it  becomes a Bank  pursuant  to  Section  11.08 of the  Credit
Agreement, such Bank Party is entitled to submit a Form 1001 (relating to such Bank and entitling it to a complete exemption from withholding on all interest to be received by it under this Agreement) or a Form 4224 (relating to all interest to be received by such Bank Party under the Credit Agreement in respect of the Loans) (and, in that regard, each such Bank Party shall deliver to the Agent and Sierra the documentation required by Section 10.10 of the Credit Agreement), or

     (B) to any taxes imposed solely by reason of the failure of such Bank Party to comply with applicable certification, information, documentation or other reporting requirements concerning the nationality, residence, identity or connections with the United States of such Bank Party if such compliance is required by statute or regulations of the United States as a precondition to relief or exemption from such Taxes.

b.                [intentionally omitted]

     c. Each Guarantor will indemnify the Agent and each other Bank Party for the full amount of Taxes or Other Taxes (including, without limitation, any Taxes or Other Taxes imposed by any jurisdiction on amounts payable under this Section) paid by the Agent or such other Bank Party (as the case may be) and any liability (including penalties, additions to tax, interest and expenses) arising therefrom or with respect thereto. This indemnification shall be made within 30 days from the date the Agent or such other Bank Party (as the case may be) makes written demand therefor.

     d. Within 30 days after the date of any payment of Taxes by or on behalf of any Guarantor, such Guarantor will furnish to the Agent, at its address referred to in the Credit Agreement, the original receipt of payment thereof or a certified copy of such receipt.

     e. Upon the reasonable request in writing of any Guarantor, each Bank Party organized under the laws of a jurisdiction outside the United States of America shall, on or prior to the date of its execution and delivery of the Credit Agreement in the case of each such Bank, and on the date of the Assignment and Acceptance or other agreement pursuant to which it became a Bank Party in the case of each other Bank Party, and from time to time thereafter upon the reasonable request in writing by such Guarantor (but only so long thereafter as such Bank Party remains lawfully able to do so), provide the Agent and such Guarantor with Internal Revenue Service form 1001 or W-8ECI, as appropriate, or any successor form prescribed by the Internal Revenue Service, certifying that such Bank Party is entitled to benefits under an income tax treaty to which the United States of America is a party that reduces the rate of withholding tax on payments under this Guaranty or certifying that the income receivable pursuant to the Guaranty is effectively connected with the conduct of a trade or business in the United States of America. If the form provided by a Bank Party at the time such Bank Party first becomes a party to the Credit Agreement indicates a United States interest withholding tax rate in excess of zero, withholding tax at such rate shall be considered excluded from Taxes unless and until such Bank Party provides the appropriate form certifying that a lesser rate applies, whereupon withholding tax at such lesser rate only shall be considered excluded from Taxes for periods governed by such form; provided, however, that, if at the date of the Assignment and Acceptance pursuant to which a Bank Party assignee becomes a party to the Credit Agreement, the Bank Party assignor was entitled to payments under subsection (a) in respect of United States withholding tax with respect to interest paid at such date, then, to such extent, the term Taxes shall include (in addition to withholding taxes that may be imposed in the future or other amounts otherwise includable in Taxes) United States withholding tax, if any, applicable with respect to the Bank Party assignee on such date. If any form or document referred to in this subsection (e) and requested by any Guarantor pursuant to this subsection (e) requires the disclosure of information, other than information necessary to compute the tax payable and information required on the date hereof by Internal Revenue Service form 1001 or 4224, that the Bank Party reasonably considers to be confidential, the Bank Party shall give notice thereof to such Guarantor and shall not be obligated to include in such form or document such confidential information.

     f. For any period with respect to which a Bank Party has failed to provide any Guarantor following such Guarantor's request therefor pursuant to subsection
(e) above with the appropriate form described in subsection (e) (other than if such failure is due to a change in law occurring after the date on which a form originally was required to be provided or if such form otherwise is not required under subsection (e)), such Bank Party shall not be entitled to indemnification under subsection (a) or (c) with respect to Taxes imposed by the United States of America; provided, however, that should a Bank Party become subject to Taxes because of its failure to deliver a form required hereunder, each Guarantor shall take such steps as such Bank Party shall reasonably request to assist such Bank Party to recover such Taxes.

     g. Without prejudice to the survival of any other agreement of any Guarantor hereunder or under any other Loan Document, the agreements and obligations of each Guarantor contained in this Section 6 shall survive the payment in full of the Guaranteed Obligations and all other amounts payable under this Guaranty.

     7. Section Representations and Warranties. Each Guarantor hereby represents
                --------------- --- -----------
and warrants as follows:

     a. Such Guarantor (i) is a corporation duly organized, validly existing in good standing under the laws of the jurisdiction of its incorporation, (ii) is duly qualified and in good standing as a foreign corporation in each other jurisdiction in which it owns or leases property or in which the conduct of its business requires it to so qualify or be licensed except where the failure to so qualify or be licensed would not have a Material Adverse Effect and (iii) has all requisite corporate power and authority to own or lease and operate its properties and to carry on its business as now conducted and as proposed to be conducted.

     b. The execution, delivery and performance by such Guarantor of this Guaranty and all other instruments executed in connection herewith, and the transactions contemplated hereby, are within such Guarantor's corporate powers, have been duly authorized by all necessary corporate action, and do not (i) contravene such Guarantor's charter or by-laws, (ii) violate any law (including, without limitation, the Securities Exchange Act of 1934 and the Racketeer Influenced and Corrupt Organizations Chapter of the Organized Crime Control Act of 1970), rule, regulation (including, without limitation, Regulation X of the Board of Governors of the Federal Reserve System), order, writ, judgment, injunction, decree, determination or award, (iii) conflict with or result in the breach of, or constitute a default under, any contract, loan agreement, indenture, mortgage, deed of trust, lease or other instrument binding on or affecting such Guarantor or any of its properties, or (iv) result in or require the creation or imposition of any Lien upon or with respect to any of the properties of such Guarantor. Such Guarantor is not in violation of or subject to any contingent liability on account of any such law, rule, regulation, order, writ, judgment, injunction, decree, determination or award or in breach of any such contract, loan agreement, indenture, mortgage, deed of trust, lease or other instrument, the violation or breach of which could have a Material Adverse Effect.

     c. Except in the case of SMHS, no authorization or approval or other action by, and no notice to or filing or registration with, any governmental authority or regulatory body or any other third party is required for (i) the due execution, delivery, recordation, filing or performance by such Guarantor of this Guaranty or any other instrument executed in connection herewith, or for the consummation of the transactions contemplated hereby or (ii) the exercise by the Agent or any Bank of its rights under this Guaranty.

     d. This Guaranty has been, and each other instrument executed in connection herewith when delivered hereunder will have been, duly executed and delivered by such Guarantor. This Guaranty is, and each other instrument executed in connection herewith when delivered hereunder will be, the legal, valid and binding obligation of such Guarantor, enforceable against such Guarantor in accordance with its terms.

     e. Such Guarantor is not subject to regulation under the Public Utility Holding Company Act of 1935, the Federal Power Act, the Interstate Commerce Act, the Investment Company Act of 1940, or any other federal or state regulatory scheme such that its ability to incur Debt is limited or its ability to consummate the transactions contemplated hereby is materially impaired.

     f. There is no action, suit, investigation, litigation or proceeding affecting such Guarantor, including any Environmental Action, pending or, to the best of the knowledge of such Guarantor, threatened before any court, governmental agency or arbitrator that (i) would reasonably be expected to have a Material Adverse Effect or (ii) purports to affect the legality, validity or enforceability of this Guaranty or any other instrument executed in connection herewith or the consummation of the transactions contemplated hereby.

     g. Such Guarantor is solvent (e.g., it is able to pay its debts as they mature, it does not have unreasonably small capital or assets in view of its business and the present fair value of its assets exceeds its liabilities).

     h. There are no conditions precedent to the effectiveness of this Guaranty that have not been satisfied or waived.

     i. Such Guarantor has, independently and without reliance upon the Agent or any other Bank Party and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Guaranty, and such Guarantor has established adequate means of obtaining from Sierra and the other Guarantors on a continuing basis information pertaining to, and is now and on a continuing basis will be completely familiar with, the financial condition, operations, properties and prospects of Sierra and such other Guarantors.

     8. Section Affirmative Covenants. Each Guarantor covenants and agrees that, so long as any part of the Guaranteed Obligations shall remain unpaid, any Letter of Credit shall be outstanding or any Bank Party shall have any Commitment, if, under the terms of the Credit Agreement, the Borrower is required to cause such Guarantor or any of such Guarantor's Subsidiaries to take, or to refrain from taking, any action, or to comply with any requirements, obligations, limitations or restrictions contained therein, in each case whether individually or together with any other Bank Parties, such Guarantor shall, and shall cause each of its Subsidiaries to, take or refrain from taking (as the case may be) any such action and comply with all such requirements, obligations, limitations and restrictions and not take any action that would create an Event of Default.

     9. Section Amendments, Etc. No amendment or waiver of any provision of this Guaranty and no consent to any departure by any Guarantor therefrom shall in any event be effective unless the same shall be in writing and signed by the Agent and the Majority Banks, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given; provided, however, that no amendment, waiver or consent shall, unless in writing and signed by all of the Bank Parties, (a) limit the liability of any Guarantor hereunder, (b) postpone any date fixed for payment hereunder or (c) change the number of Bank Parties required to take any action hereunder. Anything contained herein to the contrary notwithstanding, any amendment to this Guaranty pursuant to the form attached hereto shall be effective upon execution by the party thereto and acceptance thereof by the Agent, in each case without further consent by or notice to the Majority Banks or any of the other Bank Parties.

     10. Section Notices, Etc. All notices and other communications provided for hereunder shall be in writing (including telegraphic, telecopy or telex communication), telegraphed, telecopied, telexed or delivered to it, if to any Guarantor, addressed to it at its address specified on the signature pages hereto, if to the Agent or any Bank Party, at its address specified in the Credit Agreement, or as to any party at such other address as shall be designated by such party in a written notice to each other party. All such notices and other communications shall, when mailed, telegraphed, telecopied, telexed or cabled be effective three Business Days after deposit in the mails, or when delivered to the telegraph company, transmitted by telecopier or confirmed by telex answerback, or delivered to the cable company, respectively.

     11. Section No Waiver; Remedies. No failure on the part of the Agent or any other Bank Party to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right hereunder preclude any other or further exercise thereof or the exercise of any other right. The remedies herein provided are cumulative and not exclusive of any remedies provided by law.

     12. Section Right of Set-off. If an Event of Default exists or the Loans have been accelerated pursuant to Section 9.02, each Bank Party is hereby authorized at any time and from time to time, to the fullest extent permitted by law, to set off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held and other indebtedness at any time owing by such Bank Party to or for the credit or the account of any Guarantor against any and all of the Obligations of such Guarantor now or hereafter existing under this Guaranty, whether or not such Bank Party shall have made any demand under this Guaranty and although such Obligations may be unmatured. Each Bank Party agrees promptly to notify each Guarantor after any such set-off and application; provided, however, that the failure to give such notice shall not affect the validity of such set-off and application. The rights of each Bank Party under this Section are in addition to other rights and remedies (including, without limitation, other rights of set-off) that such Bank Party may have.

     13. Section Indemnification. Without limitation on any other Obligations of any Guarantor or remedies of the Bank Parties under this Guaranty, each Guarantor shall, to the fullest extent permitted by law, indemnify, defend and save and hold harmless each Bank Party from and against, and shall pay on demand, any and all reasonable losses, liabilities, damages, costs, expenses and charges (including the fees and disbursements of such Bank Party's legal counsel) suffered or incurred by such Bank Party as a result of any failure of any Guaranteed Obligations to be the legal, valid and binding obligations of the Borrower enforceable against the Borrower in accordance with their terms.

     14. Section Continuing Guaranty; Assignments under the Credit Agreement. This Guaranty is a continuing guaranty and shall (a) remain in full force and effect until the later of (i) the payment in full in cash of the Guaranteed
Obligations and all other amounts payable under this Guaranty and (ii) the Revolving Termination Date, (b) be binding upon each Guarantor, its successors and assigns and (c) inure to the benefit of and be enforceable by the Agent and the other Bank Parties and their successors, transferees and assigns. Without limiting the generality of the foregoing clause (c), any Bank Party may assign or otherwise transfer all or any portion of its rights and obligations under the Credit Agreement (including, without limitation, all or any portion of its Commitments, the Loans owing to it and the Note or Notes held by it) to any other Person, and such other Person shall thereupon become vested with all the benefits in respect thereof granted to such Bank Party herein or otherwise, in each case as and to the extent provided in Section 11.07 of the Credit Agreement.

     15. Section Governing Law; Jurisdiction; Waiver of Jury Trial, Etc.
                 --------- ---- ------------- ------ -- ---- ------ ----

     a. THIS GUARANTY SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF CALIFORNIA EXCEPT TO THE EXTENT THAT THE REMEDIES UNDER THE GUARANTY ARE GOVERNED BY THE LAWS OF A STATE OTHER THAN CALIFORNIA; PROVIDED THAT THE AGENT AND THE BANKS SHALL RETAIN ALL RIGHTS ARISING UNDER FEDERAL LAW.

     b. ANY LEGAL ACTION, PROCEEDING OR LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER, OR IN CONNECTION

     WITH, THIS GUARANTY, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER ORAL OR WRITTEN) OR ACTIONS OF THE AGENT, THE BANKS OR ANY GUARANTOR MAY BE BROUGHT AND MAINTAINED IN THE COURTS OF THE STATE OF CALIFORNIA OR IN THE UNITED STATES DISTRICT COURT FOR THE CENTRAL DISTRICT OF CALIFORNIA; PROVIDED, HOWEVER, THAT ANY SUIT SEEKING ENFORCEMENT AGAINST ANY COLLATERAL OR OTHER PROPERTY MAY BE BROUGHT, AT THE AGENT'S OPTION, IN THE COURTS OF ANY JURISDICTION WHERE SUCH COLLATERAL OR OTHER PROPERTY MAY BE FOUND. BY THE EXECUTION AND DELIVERY OF THIS GUARANTY, EACH GUARANTOR, THE BANKS AND THE AGENT HEREBY CONSENTS FOR ITSELF AND IN RESPECT OF ITS PROPERTY AND EXPRESSLY AND IRREVOCABLY SUBMITS TO THE NON-EXCLUSIVE JURISDICTION OF THE COURTS OF THE STATE OF CALIFORNIA AND OF THE UNITED STATES DISTRICT COURT FOR THE CENTRAL DISTRICT OF CALIFORNIA FOR THE PURPOSE OF ANY SUCH LITIGATION AS SET FORTH ABOVE AND IRREVOCABLY AGREES TO BE BOUND BY ANY JUDGMENT RENDERED THEREBY IN CONNECTION WITH SUCH LITIGATION. THE AGENT, THE BANKS AND EACH GUARANTOR FURTHER IRREVOCABLY CONSENT TO THE SERVICE OF PROCESS BY ANY MEANS PERMITTED BY CALIFORNIA LAW INCLUDING BY REGISTERED MAIL, POSTAGE PREPAID, OR BY PERSONAL SERVICE WITHIN OR WITHOUT THE STATE OF CALIFORNIA. THE AGENT, THE BANKS AND EACH GUARANTOR HEREBY EXPRESSLY AND IRREVOCABLY WAIVE, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION WHICH THEY MAY HAVE OR HEREAFTER MAY HAVE TO THE LAYING OF VENUE OF ANY SUCH LITIGATION BROUGHT IN ANY SUCH COURT REFERRED TO ABOVE AND ANY CLAIM THAT ANY SUCH LITIGATION HAS BEEN BROUGHT IN AN INCONVENIENT FORUM. TO THE EXTENT THAT THE AGENT, THE BANKS AND ANY GUARANTOR HAVE OR HEREAFTER MAY ACQUIRE ANY IMMUNITY FROM JURISDICTION OF ANY COURT OR FROM ANY LEGAL PROCESS (WHETHER THROUGH SERVICE OR NOTICE, ATTACHMENT PRIOR TO JUDGMENT, ATTACHMENT IN AID OF EXECUTION OR OTHERWISE) WITH RESPECT TO THEM OR THEIR PROPERTY, THE AGENT, THE BANKS AND EACH GUARANTOR HEREBY IRREVOCABLY WAIVE SUCH IMMUNITY IN RESPECT OF THEIR OBLIGATIONS UNDER THIS GUARANTY.

     c. EACH GUARANTOR, THE BANKS AND THE AGENT EACH WAIVE THEIR RESPECTIVE RIGHTS TO A TRIAL BY JURY OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF

     OR RELATED TO THIS GUARANTY, ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER ORAL OR WRITTEN) OR ACTIONS OF ANY GUARANTOR, THE BANKS OR THE AGENT, OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY, IN ANY ACTION, PROCEEDING OR OTHER LITIGATION OF ANY TYPE BROUGHT BY ANY OF THE PARTIES AGAINST ANY OTHER PARTY OR ANY AGENT-RELATED PERSON, PARTICIPANT OR ASSIGNEE, WHETHER WITH RESPECT TO CONTRACT CLAIMS, TORT CLAIMS, OR OTHERWISE. EACH GUARANTOR, THE BANKS AND THE AGENT EACH AGREE THAT ANY SUCH CLAIM OR CAUSE OF ACTION SHALL BE TRIED BY A COURT TRIAL WITHOUT A JURY. WITHOUT LIMITING THE FOREGOING, THE PARTIES FURTHER AGREE THAT THEIR RESPECTIVE RIGHT TO A TRIAL BY JURY IS WAIVED BY OPERATION OF THIS SECTION AS TO ANY ACTION, COUNTERCLAIM OR OTHER PROCEEDING WHICH SEEKS, IN WHOLE OR IN PART, TO CHALLENGE THE VALIDITY OR ENFORCEABILITY OF THIS GUARANTY. THIS WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS TO THIS GUARANTY. EACH GUARANTOR ACKNOWLEDGES AND AGREES THAT IT HAS RECEIVED FULL AND SUFFICIENT CONSIDERATION FOR THIS PROVISION (AND EACH OTHER PROVISION OF EACH OTHER LOAN DOCUMENT TO WHICH IT IS A PARTY) AND THAT THIS PROVISION IS A MATERIAL INDUCEMENT FOR THE AGENT AND THE BANKS ENTERING INTO THIS GUARANTY. d. Section captions used in this Guaranty are for convenience of reference only, and shall not affect the construction of this Guaranty.

     e. Any provision of this Guaranty which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof or affecting the validity or enforceability of such provision in any other jurisdiction.

     f. This Guaranty, taken together with all of the other Loan Documents and all certificates and other documents delivered by the Borrower and the Guarantors to the Agent or the other Bank Parties, embodies the entire agreement and supersedes all prior agreements, written and oral, relating to the subject matter hereof.

     g. This Guaranty may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Guaranty by facsimile shall be as effective as delivery of a manually executed counterpart of this Guaranty.

     IN WITNESS WHEREOF, the undersigned have caused this Guaranty to be duly executed and delivered by its officers thereunto duly authorized as of the date first above written.

                              SIERRA HEALTH-CARE OPTIONS, INC.


                             By: /s/ Wayne R. Nippe

                                Title: Secretary

                              NEVADA ADMINISTRATORS, INC.


                              By: /s/ D. Sonenstein

                                Title: Secretary

                              BEHAVIORAL HEALTHCARE OPTIONS, INC.


                              By:    /s/  Stephen E. Shoop

                                Title: Secretary

                              SIERRA HOME MEDICAL PRODUCTS, INC.


                              By:    /s/   Lynn Rosenbach

                                Title: Secretary

                              FAMILY HEALTHCARE SERVICES


                              By: /s/ D. Sivertsen

                                Title: Secretary

                              FAMILY HOME HOSPICE, INC.


                              By: /s/ D. Sivertsen

                                Title: Secretary

                              SIERRA MEDICAL MANAGEMENT, INC.


                              By:    /s/   Paul H. Palmer

                                Title: Secretary

                              SIERRA HEALTH HOLDINGS, INC.


                              By:    /s/   Erin MacDonald

                                Title: Secretary

                              SOUTHWEST MEDICAL ASSOCIATES, INC.


                              By: /s/ Steven Evans

                              Title: President & Secretary

                              NORTHERN NEVADA HEALTH NETWORK, INC.


                              By:   /s/  David M. Marlon

                                Title: Secretary

                              INTERMED, INC.


                              By: /s/ D. Sivertsen

                                Title: Secretary

                              MOHAVE VALLEY HOSPITAL, INC.


                              By:   /s/   David M. Marlon

                                Title: Secretary

                              TOLEMAC, INC.


                              By:   /s/   David M. Marlon

                                Title: Secretary

                              M.E.G.A., INC.


                              By: /s/ Frank Collins

                                Title: Secretary

                              CII FINANCIAL, INC.


                              By: /s/ D. Sonenstein

                                Title: Secretary

                              SOUTHWEST REALTY, INC.


                              By: /s/ Frank Collins

                                Title: Secretary

                              PRIME HOLDINGS, INC.


                              By: /s/ Frank Collins

                                Title: Secretary

                              Address for all of the foregoing:

                              2724 North Tenaya Way

                             Las Vegas, Nevada 89128

                                   SCHEDULE 1

Sierra Health-Care Options, Inc.
Nevada Administrators, Inc.
Behavioral Healthcare Options, Inc.
Sierra Home Medical Products, Inc.
Family Healthcare Services
Family Home Hospice, Inc.
Sierra Medical Management, Inc.
Sierra Health Holdings, Inc.
Southwest Medical Associates, Inc.
Northern Nevada Health Network, Inc.
Intermed, Inc.
Mohave Valley Hospital, Inc.
Tolemac, Inc.
M.E.G.A., Inc.
CII Financial, Inc.
Southwest Realty, Inc.
Prime Holdings, Inc.

                              AMENDMENT TO GUARANTY

     This Amendment to Guaranty (this "Amendment"), dated as of _________, ____, relates to the Guaranty dated as of August 23, 2000 (as amended to date, the "Guaranty"), among certain Subsidiaries of SIERRA HEALTH SERVICES, INC., a Nevada corporation, parties thereto as Guarantors (collectively, the "Guarantors") in favor of the Banks (as defined in the Credit Agreement (as hereinafter defined)) and BANK OF AMERICA, N.A., as Administrative Agent (the "Agent").

     In compliance with the Credit Agreement dated as of October 30, 1998 (as amended from time to time, the "Credit Agreement") among SIERRA HEALTH SERVICES, INC., a Nevada corporation (collectively, the "Borrower"), the Agent and the Banks, [SUBSIDIARY], (the "Additional Guarantor") hereby agrees as follows (capitalized terms used but not otherwise defined herein shall have the meanings ascribed to them in the Credit Agreement):

     1.  Amendment.  The Guaranty is hereby amended to add as a party,  and more
         ---------
specifically, as a Guarantor, thereunder, the Additional Guarantor.

     2. Representations and Warranties. The Additional Guarantor represents and warrants to the Agent an the Banks that each of the representations and warranties of a Guarantor contained in the Guaranty is hereby made by the Additional Guarantor as of the date hereof and is true and correct as to the Additional Guarantor as of the date hereof.

     3. Additional Guarantor as Guarantor. The Additional Guarantor assumes all of the obligations and liabilities of a Guarantor under the Guaranty, agrees to be bound thereby as if the Additional Guarantor were an original party to the Guaranty and shall be a Guarantor for all purposes under the Loan Documents.

     4.  Effectiveness.  This  Amendment  shall become  effective as of the date
         -------------
hereof upon acceptance by the Agent (notice of which is hereby waived by the Additional Guarantors).

     5.  Governing  Law. This  Amendment  shall be governed by, and construed in
         ---------  ---
accordance with, the laws of the State of California.

                                                     [ADDITIONAL GUARANTOR]


              By:________________________________
              Title:

              Notice Address:
              ===================================
              Attention: ________________________


Accepted:

BANK OF AMERICA, N.A., as
   Administrative Agent

By:_______________________________
   Title:

Dated: ____________, ____